UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 9, 1999




                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Arkansas                     0-6253                   71-0407808
(State or other jurisdiction of   (Commission             (I.R.S. employer
incorporation or organization)    file number)            identification No.)




               501 Main Street, Pine Bluff, Arkansas     71601
              (Address of principal executive offices) (Zip Code)





                                 (870) 541-1000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

  The following is the text of a press release issued by the registrant at 3:15 P.M. Central Standard Time on July 9, 1999:


For Release:  Friday, July 9, 1999


              SIMMONS FIRST COMPLETES BANK ACQUISITION IN EL DORADO


         Pine Bluff, AR -- J. Thomas May, Chairman, President and Chief Executive Officer of Simmons First National Corporation announced today the completion of the merger of National Bank of Commerce, El Dorado into Simmons First National Corporation. The bank's name will be Simmons First Bank of El Dorado, N.A.

         Commenting on the merger, Mr. May stated, "We are excited about our affiliation with this outstanding institution and look forward to offering financial services of the Simmons First family of banks to our new customers in South Arkansas."

                                       ###


FOR MORE INFORMATION CONTACT:
J. Thomas May
Chairman, President and Chief Executive Officer
Simmons First National Corporation
(870) 541-1103

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION


Date:    July 9, 1999                 /s/ J. Thomas May
        --------------                -----------------------------------
                                      J. Thomas May, Chairman, President &
                                        Chief Executive Officer